Exhibit 99.1

RGS Energy Announces Settlement Agreement with Iroquois Capital

DENVER, CO, January 3, 2018 – RGS Energy (the “Company”) (NASDAQ: RGSE), the nation’s original solar company since 1978, announced today that it has reached an agreement with Iroquois Master Fund Ltd. and certain of its affiliates (collectively, “Iroquois”) pursuant to which Iroquois has agreed to cease soliciting proxies in opposition to, and to support, the Company’s proposals for the 2017 annual meeting of shareholders.

The Company, despite repeated attempts, has to-date not been able to receive a sufficient number of proxy cards from its shareholders to achieve a quorum to hold its 2017 annual meeting of shareholders. As a Nasdaq listed company, the Company is required to hold an annual meeting each year.

As part of the agreement, at the Company’s 2017 annual meeting of shareholders, Iroquois will vote all of its shares in support of the slate of the current directors, the proposal to amend the Company’s 2008 Long-Term Incentive Plan, and the ratification of auditors. Under the terms of the agreement, Iroquois has agreed to abide by certain standstill provisions that prevent it, among other things, from engaging in any shareholder solicitations in opposition to the Company through the date that is 30 days before the expiration of the advance notice period for submission of director nomination for consideration at the Company’s 2022 annual meeting of shareholders. The agreement also contains mutual releases and mutual non-disparagement obligations. The Company is issuing 600,000 shares of its Class A common stock to Iroquois as reimbursement for and in consideration of Iroquois’ expenses incurred in connection with the matters related to the 2017 annual meeting.

The complete agreement between the Company and Iroquois will be filed with the Securities and Exchange Commission in a Current Report on Form 8-K.

RGS Energy and Iroquois Commentary

“Our expectation is that this agreement will permit brokerage firms holding our shareholders’ shares in street name to vote uninstructed shares at the Company’s 2017 annual meeting so that the Company can achieve a quorum. We believe remaining a Nasdaq listed company, curtailing the costs of this matter, and allowing the Company to focus on its growth plans is in the best interests of the Company,” stated Dennis Lacey, CEO of the Company.

Rich Abbe, managing partner of Iroquois, added: “We recognize that since filing our alternative proxy, the Company’s management has improved upon its prospects by continuing to execute the Company’s revenue growth plan and securing the exclusive license for the in-roof solar shingle, Powerhouse.

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About RGS Energy

RGS Energy (Nasdaq: RGSE) is America’s Original Solar Company providing solar, storage and energy services whose mission is clean energy savings. The company sells, designs, installs solar systems for residential homeowners, commercial businesses, non-profit organizations and government entities, and is also the exclusive manufacturer of POWERHOUSE™, an innovative in-roof solar shingle using technology developed by The Dow Chemical Company.

For more information, visit RGSEnergy.com, RGSPOWERHOUSE.com, on Facebook at www.facebook.com/RGSEnergy and on Twitter at twitter.com/rgsenergy. Information on such websites and the website referred to above in this press release is not incorporated by reference into this press release.

RGS Energy is the Company’s registered trade name. The Company files periodic and other reports with the Securities and Exchange Commission under its official name “Real Goods Solar, Inc.”

Forward-Looking Statements and Cautionary Statements

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including statements regarding the RGS Energy’s results of operations and financial positions, and RGS Energy’s business and financial strategies. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they provide our current beliefs, expectations, assumptions, forecasts, and hypothetical constructs about future events, and include statements regarding our future results of operations and financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations. The words “forecast,” “project,” “expect,” “plan,” “future,” “believe,” “may,” “hypothetical,” “will,” “anticipate” and similar expressions as they relate to RGS Energy are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Therefore, RGS Energy cautions you against relying on any of these forward-looking statements.

Key risks and uncertainties that may cause a change in any forward-looking statement or that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include: RGS Energy’s ability to achieve a quorum and hold its 2017 Annual Meeting; successfully implement its revenue growth strategy and achieve break-even and better results for its solar division; RGS Energy’s current capital resources being sufficient to implement its revenue growth strategy; the ability to successfully and timely commercialize POWERHOUSE™ 3.0; the ability to obtain requisite certification of POWERHOUSE™ 3.0; the adequacy of, and access to, capital necessary to commercialize POWERHOUSE™ 3.0; RGS Energy’s ability to satisfy the conditions and our obligations under the POWERHOUSE™ 3.0 license agreement; RGS Energy’s ability to manage supply chain in order to have production levels and pricing of the POWERHOUSE™ 3.0 shingles to be competitive; the ability of RGS Energy to successfully expand its operations and employees and realize profitable revenue growth from the sale and installation of POWERHOUSE™ 3.0, and to the extent, anticipated; the potential impact of the announcement of RGS Energy’s expansion into the POWERHOUSE™ 3.0 business with employees, suppliers, customers and competitors; RGS Energy’s ability to successfully and timely expand its POWERHOUSE™ 3.0 business outside of the United States; foreign exchange risks associated with the POWERHOUSE™ 3.0 business; and RGS Energy’s ability to remain listed on Nasdaq.

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You should read the section entitled “Risk Factors” in our 2016 Annual Report on Form 10-K, as amended, and in our Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2017, each of which has been filed with the Securities and Exchange Commission, which identify certain of these and additional risks and uncertainties. Any forward-looking statements made by us in this press release speak only as of the date of this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license.

Investor Relations Contact

Ron Both

Managing Partner, CMA

Tel 1-949-432-7566

RGSE@cma.team

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